GOLDMAN SACHS TRUST

Goldman Sachs Multi Sector Fixed Income Funds

Class A Shares, Class B Shares, Class C Shares, Institutional Shares,

Service Shares, and Class IR Shares of the

Goldman Sachs Global Income Fund (the “Fund”)

Supplement dated January 16, 2013 to the

Prospectus dated July 27, 2012 (the “Prospectus”)

Effective February 1, 2013, the Fund will declare dividends from net investment income on a daily, rather than monthly basis. Pursuant to this change, the first daily declaration of dividends will occur on February 1, 2013.

Accordingly, effective February 1, 2013, the information relating to the Fund in the table in the section of the Prospectus titled “Dividends” is replaced with the following:

	Investment Income Dividends		Capital Gains Distributions
Fund	Declared	Paid	Declared and Paid
Global Income	Daily	Monthly	Annually

Additionally, the section of the Prospectus titled “Shareholder Guide—When Will Shares Be Issued And Dividends Begin To Be Accrued?” is replaced in its entirety with the following:

¢	Shares Purchased by Federal Funds Wire or ACH Transfer:
¢

If a purchase order is received in proper form before the Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares on the later of (i) the business day after the payment order is received, or (ii) the day that the federal funds wire is received by The Northern Trust Company. Failure to provide payment on settlement date may result in a delay in accrual.

¢

If a purchase order is placed through an institution that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.

¢	Shares Purchased by Check:
¢

If a purchase order is received in proper form before the Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares no later than two business days after payment is received.

This Supplement should be retained with your Prospectus for future reference.

MSFIDIVSTK 1-13